                                                                 EXHIBIT 10 (xi)

                                 CO-STEEL INC.

                              AMENDED AND RESTATED
                          KEY EMPLOYEE SHARE LOAN PLAN

                      Amended and Restated: March 19, 2001

                                 CO-STEEL INC.

                              AMENDED AND RESTATED
                          KEY EMPLOYEE SHARE LOAN PLAN


Originally effective December 8, 1999. Amended as of January 31, 2001 and March 19, 2001.

1.     PURPOSE OF THE PLAN

1.1    The Corporation hereby establishes the Key Employee Share Loan Plan.

1.2 The purpose of the Key Employee Share Loan Plan is to provide loans to Employees for the purchase of Shares of the Corporation on behalf of such Employees to afford Employees an opportunity to obtain an ownership interest in the Corporation and the holding of such Shares by the Trustee for the benefit of Employees in accordance with the terms of the Plan.

1.3 The Plan shall not give any Employee the right to be employed by the Corporation or to continue to be employed by the Corporation.

2.     DEFINITIONS

2.1    "ACT" means the Securities Act (Ontario), as amended from time to time.

2.2 "Administrators" means the Compensation Committee of the Board of Directors or such other person or committee as may be designated from time to time by the Board of Directors to administer the Plan.

2.3    "AFFILIATE" means an affiliate as defined in the Securities Act
(Ontario).

2.4    "BOARD OF DIRECTORS" means the Board of Directors of the Corporation.

2.5 "BROKER" means Thomson Kernaghan & Co. Ltd. or such other investment firm designated by the Administrators from time to time to purchase Shares on behalf of Employees under the Plan.

2.6 "CORPORATION" means Co-Steel Inc. and any successor or continuing corporation.

2.7 "EMPLOYEE" means the individuals who are full time employees of the Corporation or an Affiliate of the Corporation who have been designated by the Administrators.

2.8 "EMPLOYEE LOAN" shall mean the loan or loans made by the Corporation (or an Affiliate of the Corporation) at any time or from time to time to an Employee to be used by the Employee to purchase Shares to be held by and in the name of the Trustee for the benefit of the Employee in accordance with the terms of the Plan.

2.9 "EMPLOYEE REPRESENTATIVE" means Terry Newman, or in his absence, Brett Richards.

2.10 "PLAN" means this Key Employee Share Loan Plan as amended from time to time.

2.11 "PROCEEDS OF SALE" and similar phrases means the net proceeds of sale after payment of applicable commissions and brokers' fees and exigible security transfer tax in connection therewith.

2.12 "SHARE" OR "SHARES" means, as the case may be, one or more common shares in the capital stock of the Corporation and any shares or securities of the Corporation into which such shares are changed, classified, reclassified, subdivided, consolidated or converted.

2.13 "TRUST AGREEMENT" means the trust agreement annexed hereto as Schedule "A", as amended from time to time.

2.14 "TRUSTEE" means Co-Steel Benefit Plans Inc., failing which some other person or entity designated by the Board of Directors from time to time.

2.15 The masculine gender shall include the feminine gender and the singular shall include the plural and vice versa unless the context otherwise requires.

3.       ADMINISTRATION OF THE PLAN

3.1 The Plan shall be administered by the Administrators. Subject to the limitations hereof, the Administrators shall have the power and authority to:

         (a) adopt rules and regulations for implementing the Plan that are not inconsistent with the terms of the Plan;

         (b)  interpret and construe the provisions of the Plan;

         (c) subject to any regulatory requirements, make exceptions to the Plan in circumstances which they determine to be exceptional;

         (d) delegate any or all of their power and authority under (a), (b) and (c) above to such persons or groups of persons on such terms and on such conditions as the Administrators may in their absolute discretion determine; and

         (e) take such other steps as they determine to be necessary or desirable to give effect to the Plan.

Any decision, approval or determination made by a person or group of persons delegated the power and authority to make such decision, approval or determination pursuant to (d) above shall be deemed to be a decision, approval or determination, as the case may be, of the Administrators.

4.       ELIGIBILITY AND ACQUISITION OF SHARES

4.1 The Administrators may establish a period or periods of time during which the Corporation will provide Employees with the opportunity to purchase Shares under this Plan.

4.2      The Employees may participate in the Plan in the following amounts:

         (a) the maximum amount of any Employee Loan to the Corporation's Chief Executive Officer shall not exceed 100% of his base salary;

          (b) the maximum amount of any Employee Loan to each of the Chief Financial Officer and Chief Operating Officer of the Corporation shall not exceed 50% of his base salary; and

          (c) the maximum amount of any Employee Loan to any other Employee shall not exceed 25% of his base salary.

4.3 Participation in the Plan shall be entirely voluntary and any decision not to participate shall not affect an Employee's position with the Corporation.

4.4 Each Employee may elect to participate in the Plan by signing and delivering to the Corporation a loan agreement in the form set out on Schedule "B" attached hereto which shall indicate the amount of the Employee Loan and which shall contain the agreement of such Employee accepting the terms of the Plan including terms of repayment of the Employee Loan.

4.5 If an Employee does not elect to participate in the Plan or elects to participate in the Plan to the extent of less than his full entitlement, then all rights of the Employee with respect to the unused portion of the Employee Loan to which he is then entitled shall terminate.

4.6 Each Employee shall be provided with a copy of the Plan and Trust Agreement on request.

4.7 The Shares which may be purchased by the Employees in accordance with the terms of the Plan shall be issued and outstanding Shares which trade on The Toronto Stock Exchange.

4.8 The price at which Shares may be purchased by the Employees in accordance with the terms of the Plan shall be determined by the Employee Representative in his sole discretion.

4.9 The Employee acknowledges and agrees that the Broker shall act as the Employee's agent to purchase Shares under the Plan.

4.10 Upon receipt by the Corporation of the documents referred to in Section 4.4 hereof, the Corporation shall lend to the Employee the Employee Loan. The Employee agrees that the entire amount of the Employee Loan shall be used by the Broker for the sole purpose of purchasing Shares pursuant to the Plan.

4.11 The Loan Agreement shall provide for repayment to the Employee Loan on the earliest of:

          (a) ten years from the date the Employee Loan is advanced, subject to any extensions in accordance with Section 4.12;

          (b) the date that the Shares purchased with the Employee Loan are sold; and

          (c)  180 days after the death of the Employee,

subject to the provisions of this Plan (such date being the "Maturity Date"). The Employee shall not be required to make any principal repayments of the Employee Loan until the Maturity Date. Cash dividends received by the Trustee in respect of the Shares shall be applied towards the last principal payment. The Employee Loan shall not, subject to Section 4.14, bear interest. The

Shares purchased under the Plan shall be purchased on the open market through the facilities of The Toronto Stock Exchange and shall be held by and in the name of the Trustee, as trustee, subject as hereinafter provided, for the Employee entitled to same. The Trustee shall hold the certificate therefor, as agent of the Corporation, by way of a pledge, as security for the due satisfaction and performance of all liabilities and obligations of the Employee of the Corporation arising both under the Loan Agreement and in respect of this Plan until such time as the Employee Loan and all payments related thereto, if any, is fully repaid and shall carry out such other administrative duties as the Administrators may require.

4.12 The term of the Employee Loan may be extended by the Employee (unless already matured in the circumstances described in paragraphs 4.11(b) or 4.11(c)) in the following circumstances:

     (a) if proceeds of a sale of the Shares purchased with the Employee Loan on the 30th day prior to the expiry of the relevant term (or, if such day is not a trading day on The Toronto Stock Exchange, on the last trading day immediately prior to such 30th day) would not be sufficient to repay the Employee Loan in full, the Employee may elect to extend the term of the Employee Loan by ten years from the scheduled expiry of the term (or renewal term, as the case may be); and

     (b) provided the provisions of paragraph (a) are satisfied in each case, the Employee may extend the term of the Employee Loan on five occasions, provided that the maximum term of the Employee Loan shall not exceed 60 years from the date upon which it was advanced.

4.13 The Employee Loan may be repaid in whole at any time or in part from time to time by the Employee without notice, premium or bonus.

4.14 The Employee Loan shall start to bear interest at the rate of 10% per annum calculated monthly on the day immediately following the Maturity Date.

4.15 The Employee may pledge or the Corporation (with the consent of the Employee) may secure life insurance on the life of the Employee as additional security for the repayment of the Employee Loan.

5.   POSSESSION OF SHARES

5.1 Subject to the terms hereof each Employee shall be entitled to transfer and delivery of the Shares held by the Trustee on his behalf pro rata upon repayment of the Employee Loan.

5.2 If an Employee defaults in payment of his Employee Loan when due, the Trustee may, in its discretion and on the instructions of the Administrators, shall:

     (a) pay the proceeds of any life insurance policy pledged in connection with the Employee Loan to the Corporation in repayment of the Employee Loan; and

     (b) if the proceeds of any life insurance policy are insufficient to repay the Employee Loan in full, sell the Shares then held by the Trustee on behalf of such Employee and pay the proceeds of such sale to the Corporation in repayment of the Employee Loan.

If there are any proceeds from any life insurance policy remaining following the repayment in full of the Employee Loan, the Trustee shall pay such balance
(i) to the estate of the Employee if the life insurance policy was owned by the Employee, or (ii) to the Corporation if the life insurance policy was owned by the Corporation. If there are any Shares (or the proceeds of the sale of such Shares) remaining following repayment in full of the Employee Loan, the Trustee shall pay the balance to such Employee or his estate.

If the proceeds of any life insurance and any sale of pledged Shares are not sufficient to retire the Employee Loan, the amount of any deficiency shall continue to constitute a debt of such Employee (or his estate) to the Corporation which shall immediately become due and payable and the Trustee shall take such action to collect such amount as the Administrators may from time to time request.

6.   DIVIDENDS AND OTHER RIGHTS

6.1 The Trustee shall pay and shall apply all cash dividends received by it in respect of the Shares held by it to reduce the principal amount of the Employee Loan (and shall be applied toward the last payment due from the Employee). Any non cash dividends received by the Trustee in respect of the Shares held by it on behalf of any Employee shall be transferred to the Trustee as additional security for the repayment of the Employee Loan.

6.2 If the Trustee becomes entitled to subscribe for additional shares or securities of the Corporation by virtue of the Trustee being the registered holder of Shares, the Trustee shall transfer all such rights to the Employee.

6.3 The Trustee shall execute all proxies necessary or proper to enable the Employees to (i) attend all meetings of shareholders of the Corporation which the Trustee shall be entitled to attend by virtue of being the registered holder of Shares, and (ii) vote the Shares held on behalf of the Employees at every such meeting in such manner as each such Employee, or his legal representatives, shall direct.

6.4 Until the Employee Loan and the interest (if any) due thereon has been fully repaid, the Employee shall not assign, charge, pledge or otherwise create a security interest in any of his Shares purchased hereunder, except as herein expressly provided.

7.   AMENDMENT OF PLAN AND TRUST AGREEMENT AND TERMINATION OF PLAN

7.1 From time to time the Administrators may, subject to any requisite regulatory approvals, amend any provisions of the Plan and, with the consent of the Trustee, any provisions of the Trust Agreement, but no amendment of the Plan or the Trust Agreement or any termination of the Plan pursuant to section
7.2 hereof, shall divest any Employee of his entitlement to his Shares as provided in Section 5 hereof or of any rights an Employee may have in respect of the Shares or have the effect of altering the terms of repayment of the Employee Loan without the prior written consent of the Employee.

7.2  The Board of Directors may terminate the Plan at any time.

8.   GENERAL

8.1 The Board of Directors may by resolution make, amend and repeal at any time and from time to time such regulations not inconsistent herewith as it may deem necessary or advisable for the purchase of Shares under the Plan, the carrying out of any sales made pursuant to the Plan and generally for the proper administration and operation of the Plan.

8.2 The directors and/or the proper officers of the Corporation are hereby authorized to sign and execute all instruments and documents and do all things necessary or desirable for carrying out the provisions of the Plan.

8.3 The Plan and the Trust Agreement are established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each and every provision of the Plan and the Trust Agreement shall be according to the laws of the Province of Ontario.

8.4 The Plan and the Trust Agreement shall enure to the benefit of and be binding upon the Corporation, its successors and assigns. Prior to payment in full of the Employee Loan, the rights and interest of each Employee hereunder shall not, except with the prior written consent of the Board of Directors, which may be withheld in its absolute discretion, be transferable or alienable by assignment or in any other manner whatsoever except to the Corporation and, during his lifetime, shall, except with the prior written consent of the Board of Directors, which may be withheld in its absolute discretion, be vested only in him, but shall enure to the benefit of and be binding upon his legal personal representatives.

8.5 This Plan is adopted subject to any required regulatory approvals. To the extent a provision of the Plan requires regulatory approval which is not received, such revision shall be severed from the Plan until the approval is received and the remainder of the Plan shall remain in effect.

     ADOPTED as of the 19th day of March, 2001.

                                             CO-STEEL INC.


                                             Per:          [SIGNATURE]
                                                  ------------------------------

                                  SCHEDULE "A"

                                 CO-STEEL INC.

                  KEY EMPLOYEE SHARE LOAN PLAN TRUST AGREEMENT


     THIS TRUST AGREEMENT made as of the 31st day of January, 2001.

     B E T W E E N:

                              CO-STEEL INC., a corporation incorporated under the laws of Ontario

                              (hereinafter called the "Corporation")


                              - and -


                              CO-STEEL BENEFIT PLANS INC.

                              (hereinafter called the "Trustee")

     WHEREAS the Corporation has established the Key Employee Share Loan Plan (the "Plan");

     AND WHEREAS under the terms of the Plan, Shares in the capital of the Corporation will be purchased on behalf of certain employees of the Corporation to be held by the Trustee for the benefit of such employees;

     AND WHEREAS the Trustee has agreed to hold such Shares in accordance with the terms of the Plan and this Trust Agreement;

     NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and the mutual obligations and agreements herein set forth, the Corporation and the Trustee covenant and agree as follows:

1. The Plan is hereby made a part of this Trust Agreement and all terms and provisions contained therein shall have the meaning in this Trust Agreement unless the context otherwise requires.

2. The Trustee hereby accepts the trusts in this Trust Agreement and in the Plan declared and provided for and agrees to perform the same upon the terms and conditions herein and in the Plan set forth and all the rights, privileges and benefits conferred hereby and by the Plan in trust for the various Employees, subject to the specific terms and conditions herein and in the Plan set forth.

3. The Trustee shall not be required to give any bond or security in respect of the execution of the trusts and powers of this Trust Agreement.

4. The Trustee may resign its trust and be discharged from all further duties hereunder upon giving the Corporation 60 days' prior written notice or such shorter notice as the Corporation may accept as sufficient. The Compensation Committee of the Board of Directors shall have the power at any time on 30 days' prior written notice to remove the Trustee and to appoint a new Trustee. If the Trustee resigns or is removed as aforesaid or becomes bankrupt or otherwise incapable of acting hereunder, the Corporation shall forthwith appoint a new Trustee. Any new Trustee so appointed by the Corporation shall be subject to removal as aforesaid. On any new appointment, the new Trustee shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as Trustee without any further assurance, conveyance, act or deed and there shall be immediately executed, at the expense of the Corporation, all such conveyances and other instruments as may, in the opinion of counsel, be necessary or advisable for the purpose of effecting this appointment of the new Trustee.

5. The Trustee shall be entitled to exclusively rely upon any instrument or writing given to him by the Chairman of the Compensation Committee of the Board of Directors or the Chairman of the Board of Directors, in respect of the Plan. The Trustee, without further inquiry, shall be entitled to rely upon any instrument or writing believed by it to be genuine and sufficient and properly presented and shall not be liable or responsible for and shall be fully indemnified by the Corporation for any act taken or omitted in good faith in accordance with the provisions of this section.

6. The Trustee may employ such counsel (who may be counsel to the Corporation) and such advisers as it may reasonably require for the purpose of discharging its duties hereunder and the Trustee may act and shall be protected in acting in good faith on any opinion, advice or information obtained from any counsel or adviser (whether retained or employed by the Corporation or the Trustee) in relation to any matter arising in the administration to the trusts hereof and of the Plan. All related expenses shall be borne by the Corporation.

7. The Corporation shall pay the Trustee such reasonable remuneration for its services herein as may be agreed by the Trustee and the Corporation and will also pay all costs, charges and expenses properly incurred by the Trustee in connection with the trusts hereof and of the Plan.

8. In addition to any right of indemnity by law given to the Trustee, the Corporation will at all times keep indemnified the Trustee against all actions, proceedings, costs, claims and demands in respect of any matter or thing done or omitted by the Trustee in any way relating to this Trust Agreement other than any actions, proceeding arising out of the Trustee's bad faith, gross negligence or wilful disregard of his duties hereunder or under the Plan.

9. In the event of any dispute concerning any Employee under the Plan or any claim by any third party relating to the subject matter hereof, the Trustee shall be entitled to interplead such dispute in a court of competent jurisdiction in Toronto, Ontario. The Trustee shall be entitled to comply with the order of any court of competent jurisdiction in relation to the holding or disposition of any and all Shares or other documents delivered to, or otherwise held by, the Trustee pursuant to the Plan and shall not be liable in any way to any party as a result of such compliance, provided same is taken in good faith. Without limiting the generality of the foregoing, in case any property held by the Trustee hereunder shall be attached, garnisheed or levied upon under any order of court, or the delivery thereof shall be stayed or enjoined by any order of court, or any other order, judgment or decree shall be made or entered by any court affecting such property or any part thereof or affecting any act of the Trustee, the Trustee is hereby expressly authorized, in its sole discretion, to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, and if the Trustee obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any person, firm or corporation by reason of such compliance, notwithstanding that such writ, order, judgment or decree is subsequently reversed, modified, annulled, satisfied or vacated.

10. This Trust Agreement shall enure to the benefit of and be binding upon the parties hereto and their successors.

11. This Trust Agreement shall be governed by the laws of the Province of Ontario and the federal laws of Canada applicable therein.

     IN WITNESS WHEREOF this Trust Agreement has been executed as of the day and year first above written.


                                        CO-STEEL INC.


                                        Per:          [Signature]
                                              -------------------------------



                                                      [Signature]
                                              -------------------------------
                                              CO-STEEL BENEFIT PLANS INC.

                                  SCHEDULE "B"

                                 LOAN AGREEMENT

     THIS TRUST AGREEMENT made as of the      day of              ,      .

B E T W E E N:

                                 CO-STEEL INC.
                                 (the "Corporation")

                                 - and -


                                 _______________________________________
                                 (insert name of Employee)

                                 (the "Borrower")

WITNESSETH THAT:

1. The Borrower hereby borrows from the Corporation and the Corporation hereby lends to the Borrower $___________________ (the "Employee Loan"). The Borrower hereby irrevocably authorizes and directs the Corporation to advance the Employee Loan to Thomson Kernaghan & Co. Ltd. (the "Broker"). The Borrower hereby irrevocably agrees to authorize and direct the Broker to disburse the Employee Loan in accordance with the instructions of the Employee Representative as defined under the Co-Steel Inc. Key Employee Share Loan Plan (the "Plan") and to register the Shares so purchased in the name of Co-Steel Benefit Plans Inc. (the "Trustee"), as trustee of the Plan.

2. The Borrower hereby agrees to repay the amount of the Employee Loan to the Corporation on the earlier of:

          (a) ten years from the date the Employee Loan is advanced, subject to any extensions permitted in accordance with Section 4.12 of the Plan;

          (b) the date that the Pledged Shares (as defined below) purchased with the Employee Loan are sold; and

          (c)  180 days after the death of the Borrower.

3. The Borrower hereby pledges and hypothecates in favour of the Corporation, and delivers to the Trustee (as agent of the Corporation) as security for the payment of the Employee Loan, all of the Borrower's right, title and interest in and to all of the Shares purchased under the Plan (the "Pledged Shares").

4. The present pledge is made with delivery and the Borrower acknowledges that the certificates representing the Pledged Shares will be delivered to the Trustee to be held on behalf of the Corporation pursuant to this pledge.

5. The Borrower or the Corporation may also pledge the proceeds of a life insurance policy on the life of the Borrower as additional security for the repayment of the Employee Loan. Any life insurance policy so pledged shall be held by the Trustee on behalf of the Corporation pursuant to this Agreement and the Plan.

6. The Employee Loan shall start to bear interest at the rate of 10% per annum calculated monthly on the day immediately following the date upon which the Employee Loan becomes due and payable.

7. The records of the Corporation as the Borrower being in default in payment of all or a portion of the Employee Loan or of any demand having been made shall be final and conclusive without further or other proof and any person, including the Trustee, shall be entitled to rely on such records or a certified copy of same with respect to any dealings with the Pledged Shares and shall incur no liability with respect to any such dealing.

8. In the case of default on payment of all or any part of the Employee Loan when the same is due and payable the Trustee shall be entitled to realize on any life insurance policy and the Pledged Shares in the manner set out in the Plan. The Corporation and the Trustee shall, in addition to any other remedy or right provided in the Plan or hereunder, be entitled to exercise all pledge remedies at law.

9. The proceeds from any life insurance policy and the sale of the Pledged Shares by the Trustee shall be paid to the Corporation in repayment of the Employee Loan and any balance shall be paid to the Borrower (or the Corporation in the case a life insurance policy owned by the Corporation). If the proceeds of any life insurance and the sale of Pledged Shares are not sufficient to retire the Employee Loan, the amount of any deficiency shall continue to constitute a debt of the Borrower to the Corporation which shall immediately become due and payable.

10. The Borrower acknowledges receipt of a copy of the Plan and agrees to be bound by the terms of the Plan and acknowledges that any words defined in the Plan shall have the same meanings when used herein.

11.  Time is of the essence of this Agreement.

12. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

13. This Agreement and all its terms, conditions and provisions shall enure to the benefit of and be binding upon the Corporation and its successors and assigns and the Borrower, his heirs, executors, Administrators and legal personal representatives respectively.

     IN WITNESS WHEREOF this agreement has been executed as of the day and year first above mentioned.

                                     )    BORROWER
                                     )
                                     )
                                     )
                                     )
                                     )
-----------------------------------  )   ---------------------------------------
    Witness to the signature of      )   (Employee Signs Here)
             Borrower                )


                                         CO-STEEL INC.



                                         Per:
                                              ---------------------------------

                                  SCHEDULE "B"

                                 LOAN AGREEMENT


     THIS AGREEMENT made as of the          day of                   ,      .

B E T W E E N :

                              CO-STEEL INC.

                              (the "Corporation")

                              - and -

                              _________________________
                              (insert name of Employee)

                              (the "Borrower")

WITNESSETH THAT:

1. The Borrower hereby borrows from the Corporation and the Corporation hereby lends to the Borrower $__________________ (the "Employee Loan"). The Borrower hereby irrevocably authorizes and directs the Corporation to advance the Employee Loan to Thomson Kernaghan & Co. Ltd. (the "Broker"). The Borrower hereby irrevocably agrees to authorize and direct the Broker to disburse the Employee Loan in accordance with the instructions of the Employee Representative as defined under the Co-Steel Inc. Key Employee Share Loan Plan (the "Plan") and to register the Shares so purchased in the name of Co-Steel Benefit Plans Inc. (the "Trustee"), as trustee of the Plan.

2. The Borrower hereby agrees to repay the amount of the Employee Loan to the Corporation on the earlier of:

     (a) ten years from the date the Employee Loan is advanced, subject to any extensions permitted in accordance with Section 4.12 of the Plan;

     (b) the date that the Pledged Shares (as defined below) purchased with the Employee Loan are sold; and

     (c)  180 days after the death of the Borrower.

3. The Borrower hereby pledges and hypothecates in favour of the Corporation, and delivers to the Trustee (as agent of the Corporation) as security for the payment of the Employee Loan, all of the Borrower's right, title and interest in and to all of the Shares purchased under the Plan (the "Pledged Shares").

4. The present pledge is made with delivery and the Borrower acknowledges that the certificates representing the Pledged Shares will be delivered to the Trustee to be held on behalf of the Corporation pursuant to this pledge.

5. The Borrower or the Corporation may also pledge the proceeds of a life insurance policy on the life of the Borrower as additional security for the repayment of the Employee Loan. Any life insurance policy so pledged shall be held by the Trustee on behalf of the Corporation pursuant to this Agreement and the Plan.

6. The Employee Loan shall start to bear interest at the rate of 10% per annum calculated monthly on the day immediately following the date upon which the Employee Loan becomes due and payable.

7. The records of the Corporation as to the Borrower being in default in payment of all or a portion of the Employee Loan or of any demand having been made shall be final and conclusive without further or other proof and any person, including the Trustee, shall be entitled to rely on such records or a certified copy of same with respect to any dealings with the Pledged Shares and shall incur no liability with respect to any such dealing.

8. In the case of default on payment of all or any part of the Employee Loan when the same is due and payable the Trustee shall be entitled to realize on any life insurance policy and the Pledged Shares in the manner set out in the Plan. The Corporation and the Trustee shall, in addition to any other remedy or right provided in the Plan or hereunder, be entitled to exercise all pledge remedies at law.

9. The proceeds from any life insurance policy and the sale of the Pledged Shares by the Trustee shall be paid to the Corporation in repayment of the Employee Loan and any balance shall be paid to the Borrower (or the Corporation in the case of a life insurance policy owned by the Corporation). If the proceeds of any life insurance and the sale of Pledged Shares are not sufficient to retire the Employee Loan, the amount of any deficiency shall continue to constitute a debt of the Borrower to the Corporation which shall immediately become due and payable.

10. The Borrower acknowledges receipt of a copy of the Plan and agrees to be bound by the terms of the Plan and acknowledges that any words defined in the Plan shall have the same meanings when used herein.

11.  Time is of the essence of this Agreement.

12. This Agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.

13. This Agreement and all its terms, conditions and provisions shall enure to the benefit of and be binding upon the Corporation and its successors and assigns and the Borrower, his heirs, executors, Administrators and legal personal representatives respectively.

     IN WITNESS WHEREOF this agreement has been executed as of the day and year first above mentioned.

                                     )    BORROWER
                                     )
                                     )
____________________________________ )    _____________________________________
Witness to the signature of Borrower )    (Employee Signs Here)
                                     )


                                          CO-STEEL INC.



                                          Per: ________________________________